SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 22, 1998


                        FRONTEER FINANCIAL HOLDINGS, LTD.
      ---------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



     Colorado                           0-17637                 45-0411501
----------------------------        -------------------     ------------------
(State or other jurisdiction       (Commission File No.)    (I.R.S. Employer
  of incorporation)                                          Identification No.)


1700 Lincoln Street, 32nd Floor, Denver, Colorado                  80203
--------------------------------------------------              -------------
   (Address of principal executive offices)                      (Zip Code)


        Registrant's telephone number including area code: (303) 860-1700

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.

     On June 22, 1998, Fronteer Financial Holdings, Ltd. (the "Company") and Fronteer Marketing Group, Inc., a wholly owned subsidiary of the Company, sold all of their right, title, interest and claims in and to the assets, properties, rights, claims, contracts and business of every kind, character and description, whether tangible or intangible, real, personal or a combination thereof, accrued, contingent or otherwise, which are utilized in, related to or accounted for as a part of the Company's directory and telemarketing business in Bismarck, North Dakota ("Bismarck Assets") to North Country Yellow Pages, Inc. and Dennis
W. Olson (collectively "Buyer"). The transaction was effective March 1, 1998, for accounting purposes. Until February 18, 1998, Mr. Olson was the president and a director of the Company.

     The purchase price of the Bismarck Assets was 493,500 shares of the common stock of the Company that were assigned to the Company by the Buyer. The purchase price was determined by allocating the number of shares of the Company held by the Buyer to the approximate value of the Bismarck Assets minus their liabilities. The purchase price was based on third party appraisals and management's estimates relating to specific assets and liabilities.

     In the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1998, the Company included as of and for the six and three months ended March 31, 1998, the loss on disposition related to the sale of the net assets to the Buyer in the Company's consolidated financial statements and accounted for the 493,500 shares of common stock to be received as treasury stock. Loss on the sale of the net assets was approximately $318,000.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Financial Statements. Not required.

          (b)  Pro Forma Financial Information.

               The  following   unaudited  pro  forma   condensed   consolidated
               financial statements are filed with this report:

               Pro Forma  Condensed  Consolidated  Balance Sheet as of March 31,
               1998

               Pro Forma Condensed  Consolidated  Statement of Operations:
                    Year ended September 30, 1997
                    Six Months ended March 31, 1998

               The Pro Forma Condensed Consolidated Balance Sheet of the Company as of March 31, 1998, reflects the financial position of the Company after giving effect to the disposition of the assets discussed in Item 2 and assumes the disposition took place on March 31, 1998. The Pro Forma Condensed Consolidated Statements of Operations for the fiscal year ended September 30, 1997, and the six months ended March 31, 1998, assume that the disposition occurred on October 1, 1996, and are based on the operations of the Company for the year ended September 30, 1997, and the six months ended March 31, 1998.

               The unaudited pro forma condensed consolidated financial statements have been prepared by the Company based on assumptions deemed proper by it. The unaudited pro forma condensed consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of the Company or of the financial position or results of operations of the Company that would have actually occurred had the transaction been in effect as of the date or for the periods presented. In addition, it should be noted that the Company's financial statements will reflect the disposition from the effective date of the disposition, which is March 1, 1998.

               The  unaudited  pro  forma   condensed   consolidated   financial
               statements should be read in conjunction with the historical financial statements and related notes of the Company.

          (c)  Exhibits.

               2.1 Asset Purchase Agreement dated March 1, 1998 by and among Fronteer Financial Holdings, Ltd. and Fronteer Marketing Group, Inc. and North Country Yellow Pages, Inc. and Dennis
                    W. Olson.

                                SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 7, 1998



                                        FRONTEER FINANCIAL HOLDINGS, LTD.



                                        By: /s/ Gary L. Cook
                                            ------------------------------------
                                           Gary L. Cook, Secretary
                                           Treasurer and Chief Financial Officer

               FRONTEER FINANCIAL HOLDINGS, LTD. AND SUBSIDIARIES
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 1998


       ASSETS                                                      March 31, 1998
       ------                                                      --------------

Cash and cash equivalents ...................................          3,325,247
Receivables .................................................          1,811,106
Securities owned, at market value ...........................          3,495,465
Other assets ................................................             75,860
                                                                      ----------
     Total current assets ...................................          8,707,678

PROPERTY, FURNITURE AND EQUIPMENT, NET ......................          1,280,228

OTHER LONG TERM ASSETS ......................................          1,369,672
                                                                      ----------
     Total assets ...........................................         11,357,578
                                                                      ==========
Payables and accrued expenses ...............................          2,443,312
Current portion of long-term debt ...........................            115,784
Other current liabilities ...................................            391,763
                                                                      ----------
     Total current liabilities ..............................          2,950,859

LONG-TERM DEBT ..............................................            102,943
CONVERTIBLE DEBENTURE .......................................          4,000,000
DEFERRED RENT CONCESSIONS ...................................          1,688,014
OTHER LIABILITIES ...........................................            316,403
                                                                      ----------
     Total liabilities ......................................          9,058,219

MINORITY INTEREST IN SUBSIDIARY .............................            267,874

STOCKHOLDERS' EQUITY ........................................          2,031,485
                                                                      ----------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY ..................         11,357,578
                                                                      ==========

The condensed consolidated balance sheet presented represents the balance sheet of the Company as filed with Securities and Exchange Commission on Form 10Q for the three months ended March 31, 1998. Accounting for the related Bismarck Asset sells were accounted for as March 1, 1998 which has been reflected in the balance sheet as of March 31, 1998.

               FRONTEER FINANCIAL HOLDINGS, LTD. AND SUBSIDIARIES
           PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS


                                                                                           Year Ended   Six Months Ended
                                                                                   September 30, 1997     March 31, 1998
                                                                                   ------------------   ----------------
REVENUE:
   Brokerage commissions ...........................................................    $ 13,779,477      $ 6,848,614
   Investment banking ..............................................................       3,003,794        1,557,974
   Trading profits, net ............................................................         274,563          283,763
   Other broker/dealer .............................................................         774,329          462,806
   Computer hardware and software operations .......................................       6,982,143        5,087,822
   Other ...........................................................................         286,108            --
                                                                                         -----------       ----------
                                                                                          25,100,414       14,240,979
                                                                                         -----------       ----------
COST OF SALES AND OPERATING EXPENSES:
   Broker/dealer commissions .......................................................      10,268,764        5,216,489
   Computer cost of sales ..........................................................       5,767,136        4,383,746
   General and administrative ......................................................      11,252,747        6,233,642
   Depreciation and amortization ...................................................         338,945          178,758
                                                                                         -----------       ----------
                                                                                          27,627,592       16,012,635
                                                                                         -----------       ----------
     Operating loss ................................................................      (2,527,178)      (1,771,656)
                                                                                         -----------       ----------

OTHER INCOME (EXPENSE):
   Interest income .................................................................         150,203          140,721
   Interest expense ................................................................         (27,940)        (119,733)
   Equity in loss of affiliate .....................................................         (22,580)         (26,435)
                                                                                         -----------       ----------
                                                                                              99,683           (5,447)
                                                                                         -----------       ----------
Loss before minority interest and income taxes .....................................      (2,427,495)      (1,777,103)
                                                                                         -----------       ----------
Minority interest in earnings ......................................................         (11,331)         (12,546)
                                                                                         -----------       ----------
Loss before income taxes ...........................................................      (2,438,826)      (1,789,649)
Income tax benefit (expense) .......................................................         448,524          (32,871)
                                                                                         -----------       ----------
Net Loss ...........................................................................      (1,990,302)      (1,822,520)
                                                                                         ===========       ==========

Weighted average number of common shares outstanding ...............................      16,267,097       16,378,057
                                                                                         ===========       ==========
Basic and diluted earnings (loss) per common share: ................................    $       (.12)      $     (.11)
                                                                                         ===========       ==========


The proforma condensed statements of operations presented represent the continuing operations per the statements of operations filed with the Securities and Exchange Commission in Form 10K for the year ended September 30, 1997 and Form 10Q for the three months ended March 31, 1998. Operating activity relating to the Bismarck Assets was accounted for as discontinued operations in those filings. As a result, there are no adjusting entries. Weighted average number of common shares outstanding have been adjusted for the 493,500 Common shares received as consideration.

                                  EXHIBIT INDEX


Exhibit 2.1 Asset Purchase Agreement dated March 1, 1998 by and among Fronteer Financial Holdings, Ltd. and Fronteer Marketing Group, Inc. and North Country Yellow Pages, Inc. and Dennis
                    W. Olson.










                                        5